As filed with the Securities and Exchange Commission on July 24, 2009.

===============================================================================
                                                   1933 Act File No. 333-131194
                                                    1940 Act File No. 811-21842


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                   PRELIMINARY COPY -- DRAFT OF JULY 24, 2009

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                                August ___, 2009


Dear Shareholders:

The accompanying materials relate to the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III (each, a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ________, October ____, 2009, at ______ Central Time.

At the Meeting, you will be asked (1) to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-adviser for your Fund, (2) to vote on a proposal to approve a change in your Fund's industry concentration policy so that it will no longer concentrate in residential mortgage-backed securities, and (3) to transact such other business as may properly come before the Meeting and any adjournments and postponements thereof. The Board of Trustees of each Fund is recommending that shareholders approve the proposals. The proposals are described in the accompanying Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement.

Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your votes on the enclosed proxy card.

Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated.

After you have voted on the proposals, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

We appreciate your participation in this important Meeting.

Thank you.

                                       Sincerely,


                                       James A. Bowen
                                       Chairman of the Board


--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

2648052.01.17.B.doc
1913706

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION VALID SIGNATURE

  CORPORATE ACCOUNTS

  (1)  ABC Corp.                              ABC Corp.
  (2)  ABC Corp.                              John Doe, Treasurer
  (3)  ABC Corp.
           c/o John Doe, Treasurer            John Doe
  (4)  ABC Corp. Profit Sharing Plan          John Doe, Trustee

  TRUST ACCOUNTS

  (1)  ABC Trust                              Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee
           u/t/d 12/28/78                     Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS

  (1)  John B. Smith, Cust.
         f/b/o John B. Smith, Jr., UGMA       John B. Smith
  (2)  John B. Smith                          John B. Smith, Jr., Executor

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                         To be held on October ___, 2009
August ____, 2009

To the Shareholders of the above Funds:

Notice is hereby given that the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ________, October ___, 2009, at ______ Central Time, for the following purposes:

          1. For each Fund, to approve a new investment sub-advisory agreement among such Fund, First Trust Advisors L.P., as investment adviser, and Hyperion Brookfield Asset
          Management, Inc., as investment sub-adviser.

          2. For each Fund, to approve a change in such Fund's industry concentration policy from being concentrated in residential mortgage-backed securities to being non-concentrated.

          3. For each Fund, to transact such other business as may properly come before the Meeting (including any adjournments or postponements).

The close of business on ________, July _____, 2009 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                        By order of the Board of Trustees,


                                        W. Scott Jardine
                                        Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                              JOINT PROXY STATEMENT

                               August ______, 2009


This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about August ____, 2009.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (each, a "Board" and collectively, the "Boards") of First Trust Strategic High Income Fund (the "High Income Fund"), First Trust Strategic High Income Fund II (the "High Income Fund II") and First Trust Strategic High Income Fund III (the "High Income Fund III" and, together with the High Income Fund and the High Income Fund II, the "Funds"), each a Massachusetts business trust, for use at the Joint Special Meetings of Shareholders of the Funds to be held on ______, October ___, 2009, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matters being considered and voted on by shareholders.

As discussed more fully below, shareholders of each Fund are being asked:

          1. To vote to approve a new investment sub-advisory agreement among the Fund, the Adviser and Hyperion
          Brookfield Asset Management, Inc., as investment sub-adviser.

          2. To vote to approve a change in the Fund's industry concentration policy from being concentrated in residential mortgage-backed securities to being non-concentrated.

          3. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

Proxy solicitations will be made, beginning on or about August _____, 2009, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Funds; (ii) The Altman Group, Inc. ("Altman"), a proxy solicitor; (iii) First Trust Advisors; (iv) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of each Fund and an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc.; or (v) any affiliates of those entities.

The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $55,000 for the High Income Fund, $46,000 for the High Income Fund II and $56,000 for the High Income Fund III), will be shared equally by the Adviser and the respective Funds. The Adviser and the Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

The close of business on July ____, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. Each Fund has one class of shares of beneficial interest with a par value of $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

On the Record Date, each Fund had the following number of Shares outstanding:

-------------------------------------------------------------------------------- --------------------------------------
FUND                                                                                      SHARES OUTSTANDING
-------------------------------------------------------------------------------- --------------------------------------
-------------------------------------------------------------------------------- --------------------------------------
First Trust Strategic High Income Fund (FHI)
-------------------------------------------------------------------------------- --------------------------------------
First Trust Strategic High Income Fund II (FHY)
-------------------------------------------------------------------------------- --------------------------------------
First Trust Strategic High Income Fund III (FHO)
-------------------------------------------------------------------------------- --------------------------------------

Shares of each Fund are listed on the New York Stock Exchange under the ticker symbol shown above.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement, FOR the proposal to approve the change in the industry concentration policy, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON ______________, 2009. This Joint Proxy Statement is available on the Internet at:_____________________________________.
The Funds' most recent annual and semi-annual reports are also available on the Internet at: (1) http://www.ftportfolios.com/Retail/cef/CEFfundnews.aspx?Ticker= FHI (for the High Income Fund); (2) http://www.ftportfolios.com/Retail/cef/CEF fundnews.aspx?Ticker=FHY (for the High Income Fund II); and (3) http://www. ftportfolios.com/Retail/cef/CEFfundnews.aspx?Ticker=FHO (for the High Income Fund III). The Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891. The High Income Fund mailed to shareholders a copy of its annual report for the last fiscal year on December 30, 2008, the High Income Fund II mailed to shareholders a copy of its annual report for the last fiscal year on December 30, 2008, and the High Income Fund III mailed to shareholders a copy of its annual report for the last fiscal year on April 1, 2009.

You may call (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

In order that your Shares may be represented at the Meeting, you are requested to:

        o indicate your instructions on the proxy card; o date and sign the proxy card;
        o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
        o allow sufficient time for the proxy card to be received by ________ Central Time, on _________, October ____, 2009. (However,
          proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

The date of this Joint Proxy Statement is August _____, 2009.

  PROPOSAL 1: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH FUND

BACKGROUND AND REASON FOR VOTE

Pursuant to separate investment sub-advisory agreements among Valhalla Capital Partners, LLC ("Valhalla" or the "Prior Sub-Adviser"), the Adviser and the respective Fund (each a "Prior Sub-Advisory Agreement"), Valhalla acted as investment sub-adviser to each Fund until June 29, 2009. First Trust Portfolios L.P., an affiliate of the Adviser, owns a minority interest in Valhalla. On May 1, 2009, Valhalla notified each Fund of its resignation as investment sub-adviser in accordance with the terms of the respective Prior Sub-Advisory Agreement, effective June 30, 2009. In anticipation of the effective date of Valhalla's resignation, the Adviser considered various candidates to succeed Valhalla and recommended to each Board that Hyperion Brookfield Asset Management, Inc. ("HBAM"), an investment adviser registered with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"), be appointed as the new sub-adviser to the Funds. Accordingly, at a meeting of the Boards of the Funds held on June 29, 2009 (the "Board Meeting"), the Board of each Fund determined that the appointment of HBAM was in the best interests of the respective Fund. In addition, each Board authorized the termination of the respective Prior Sub-Advisory Agreement, effective June 29, 2009 (the "Termination Date").

As permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), at the Board Meeting, to ensure the continuation of investment sub-advisory services to the Funds after the Termination Date, the Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Fund (such Trustees, the "Independent Trustees"), approved for the respective Fund an interim sub-advisory agreement (each, an "Interim Sub-Advisory Agreement" and, collectively, the "Interim Sub-Advisory Agreements") among the Adviser, the respective Fund and HBAM. The Interim Sub-Advisory Agreements have been in effect since June 29, 2009. In addition, at the Board Meeting, the Board of Trustees of each Fund, including a majority of the Independent Trustees, approved for the respective Fund, subject to shareholder approval, a new sub-advisory agreement (each such agreement, a "New Sub-Advisory Agreement" and, collectively, the "New Sub-Advisory Agreements") among the Adviser, the respective Fund and HBAM.

Section 15(a) of the 1940 Act generally requires that investment advisory agreements (including investment sub-advisory agreements) be approved by shareholders; however, Rule 15a-4 promulgated under the 1940 Act ("Rule 15a-4") provides a temporary exemption from the shareholder approval requirement if a previous advisory contract was terminated due to certain events. Pursuant to Rule 15a-4, the Interim Sub-Advisory Agreement for each Fund will be in effect no longer than through November 26, 2009 (i.e., 150 days after the Termination
Date). If shareholders of a Fund do not approve the Fund's New Sub-Advisory Agreement by that date, the respective Board will take such action as it deems to be in the best interests of the Fund, which might include seeking approval of a new investment sub-advisory agreement or taking any other steps deemed appropriate by the Board. Each Interim Sub-Advisory Agreement will automatically terminate upon the approval by shareholders of the applicable New Sub-Advisory Agreement. In addition, each Interim Sub-Advisory Agreement may be terminated by action of the respective Board or by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations promulgated thereunder) of the respective Fund upon 60 days' written notice to HBAM.

CERTAIN INFORMATION REGARDING PRIOR SUB-ADVISORY AGREEMENTS

Set forth below, with respect to each Prior Sub-Advisory Agreement, are: (1) the date of the Prior Sub-Advisory Agreement; (2) the date on which the Prior Sub-Advisory Agreement was last submitted to a vote of the shareholders of the applicable Fund and the purpose of such submission; and (3) the actions taken by the applicable Fund's Board with respect to the Prior Sub-Advisory Agreement since the beginning of the Fund's last fiscal year:

-------------------------- --------------------- -------------------------------- ---------------------------------------------
                              DATE OF PRIOR
                               SUB-ADVISORY         DATE AND PURPOSE OF LAST      BOARD ACTION SINCE BEGINNING OF LAST FISCAL
          FUND                  AGREEMENT          SUBMISSION TO SHAREHOLDERS                         YEAR
-------------------------- --------------------- -------------------------------- ---------------------------------------------
High Income Fund              April 28, 2006     April 21, 2006                   Approval of continuation (March 3, 2008;
                                                 (Previous sub-advisory           March 1-2, 2009)
                                                 agreement automatically          Termination (June 29, 2009)
                                                 terminated as the result of an
                                                 "assignment" as defined in the
                                                 1940 Act)
-------------------------- --------------------- -------------------------------- ---------------------------------------------
High Income Fund II           March 28, 2006     January 23, 2006                 Approval of continuation (March 3, 2008;
                                                 (Initial shareholder approval)   March 1-2, 2009)
                                                                                  Termination (June 29, 2009)
-------------------------- --------------------- -------------------------------- ---------------------------------------------
High Income Fund III          March 27, 2007     December 10, 2006                Approval of continuation (March 1-2, 2009)
                                                 (Initial shareholder approval)   Termination (June 29, 2009)
-------------------------- --------------------- -------------------------------- ---------------------------------------------

HYPERION BROOKFIELD ASSET MANAGEMENT, INC.

   General and Organizational Information

HBAM, an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"),(1) is a Delaware corporation organized in 1989 and a registered investment adviser under the Advisers Act. The business address of HBAM and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of June 30, 2009, HBAM and its affiliates had approximately $16.4 billion in assets under management. HBAM's clients include pension plans, foundations and endowments, insurance companies, financial institutions, mutual funds, closed-end funds and structured products. HBAM also provides portfolio evaluation and consultation services. In its investment process, HBAM focuses on relative value opportunities, particularly in the mortgage-backed securities and asset-backed securities markets. BAM, an Ontario, Canada corporation, is a global asset manager focused on property, power and other infrastructure assets and has its principal place of business at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

--------------------
(1) HBAM is an indirect wholly-owned subsidiary of BAM. HCM Holdings, Inc. ("HCM") is the sole shareholder of HBAM. HCM is a wholly-owned subsidiary of Brookfield Investment Management Inc. ("BIM"). BIM is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brascan US Holdings Inc. Brascan US Holdings Inc. is a wholly-owned subsidiary of BAM. HBAM, HCM, BIM and Brookfield US Corporation are each located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. BAM and Brascan US Holdings Inc. are each located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

John J. Feeney, Jr. is the chairman of the board, the sole director and the president and chief executive officer of HBAM. Mr. Feeney's business address is c/o HBAM, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

   Portfolio Manager Information

The portfolio managers identified below are currently responsible for the day-to-day management of each Fund's portfolio pursuant to the applicable Interim Sub-Advisory Agreement. It is expected that they will continue to act as the Funds' portfolio managers if shareholders approve the New Sub-Advisory Agreements.

Dana E. Erikson, CFA, Managing Director. Mr. Erikson, Senior Portfolio Manager and the co-Head of the HBAM High Yield Team, is responsible for HBAM's corporate high yield and leveraged loan exposures and the establishment of portfolio objectives and strategies. He is a member of HBAM's Investment Committee. Mr. Erikson has over 21 years of investment experience. Prior to joining HBAM in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was the Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA, Director. Mr. Breaks, Portfolio Manager, is responsible for portfolio management of structured products and for executing structured product financings for HBAM and its partners. Mr. Breaks is also head of HBAM's Short Term Investments and Financing business. He joined HBAM in September 2005 from BAM (formerly known as Brascan), where he worked since 2002. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation ("CDO"), and development of insurance related investment products. Prior to joining Brascan, Mr. Breaks was a Director at Liberty Hampshire since 2000 and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes. Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

SIMILAR INVESTMENT COMPANIES ADVISED BY HBAM

HBAM currently acts as investment adviser to several other investment companies, set forth in the table below, with investment objectives and policies that are similar to, or that overlap with, those of the Funds:

------------------------------------------------------ --------------------------------- --------------------------------------
                                                               APPROXIMATE NET
                                                                 ASSETS AS OF                     INVESTMENT ADVISORY
                        FUND                                    JUNE 30, 2009                       ANNUAL FEE RATE
------------------------------------------------------ --------------------------------- --------------------------------------
Helios Advantage Income Fund, Inc. (HAV)(1)                        $ 42,972,000              0.65% of average daily net assets
------------------------------------------------------ --------------------------------- --------------------------------------
Helios High Income Fund, Inc. (HIH)(1)                             $ 32,152,000              0.65% of average daily net assets
------------------------------------------------------ --------------------------------- --------------------------------------
Helios Multi-Sector High Income Fund, Inc. (HMH)(1)                $ 35,502,000              0.65% of average daily net assets
------------------------------------------------------ --------------------------------- --------------------------------------
Helios Strategic Income Fund, Inc. (HSA)(1)                        $ 30,842,000              0.65% of average daily net assets
------------------------------------------------------ --------------------------------- --------------------------------------
Helios Strategic Mortgage Income Fund, Inc. (HSM)(2)               $ 56,651,000              0.65% of average weekly net
                                                                                             assets
------------------------------------------------------ --------------------------------- --------------------------------------
Helios Total Return Fund, Inc. (HTR)(2)                            $156,765,000              0.65% of average weekly net
                                                                                             assets
------------------------------------------------------ --------------------------------- --------------------------------------
Hyperion Brookfield Collateralized Securities Fund,
   Inc.*(3)                                                        $169,604,000              0.40% of average weekly net
                                                                                             assets
------------------------------------------------------ --------------------------------- --------------------------------------
Hyperion Brookfield Income Fund, Inc.*(4)                          $ 34,043,000              0.50% of average weekly net
                                                                                             assets
------------------------------------------------------ --------------------------------- --------------------------------------

______________________
*     Not publicly traded.

(1) Annual operating expenses are capped at 1.30% of the fund's net assets. These funds are subject to an additional annual fee payable to HBAM of 0.15% of the fund's average daily net assets for administrative services.

(2) These funds are subject to an additional annual fee payable to HBAM of 0.20% of average weekly net assets for administrative services.

(3) The fund's operating expenses are capped at 0.40% of the fund's net assets.

(4) The fund's operating expenses are capped at 0.50% of the fund's net assets.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENTS AND PRIOR SUB-ADVISORY AGREEMENTS

Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreements. Although the terms of the New Sub-Advisory Agreements and the Prior Sub-Advisory Agreements are similar in certain respects, there are some differences of which you should be aware. For a more complete understanding of the New Sub-Advisory Agreements, please refer to the form of the New Sub-Advisory Agreement, which applies to each Fund, provided in Appendix A hereto. The summary of the terms and provisions of the New Sub-Advisory Agreements below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

Investment Advisory Services. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Board and the Adviser. As was the case under each Prior Sub-Advisory Agreement, under each New Sub-Advisory Agreement, the sub-adviser is required to monitor the respective Fund's investments and to comply with the provisions of the respective Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund; however, with respect to the obligation to monitor a Fund's investments, the New Sub-Advisory Agreements state that except for the sub-adviser's compliance responsibilities with respect to its portfolio services, the Adviser will remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information. In addition, under each New Sub-Advisory Agreement, the sub-adviser will assist in the valuation of portfolio securities held by the Fund as requested by the Adviser or the Fund; the Prior Sub-Advisory Agreements did not include a corresponding provision. Moreover, each New Sub-Advisory Agreement provides that unless the applicable Board determines otherwise, the sub-adviser will vote proxies solicited by or with respect to the issuers of securities corresponding to assets of the Fund's investment portfolio allocated by the Adviser to the sub-adviser; in contrast, the Prior Sub-Advisory Agreement for the High Income Fund provided that the Adviser or its designee would vote such proxies, and the Prior Sub-Advisory Agreements for the other Funds did not include a specific related provision.

Brokerage. As was the case under the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement authorizes the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the respective Fund and directs the sub-adviser to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the respective Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

Fees. Under each Prior Sub-Advisory Agreement, for services provided and expenses assumed, the Adviser agreed to pay the sub-adviser a fee equal to the annual rate of 0.40% of the Fund's "Managed Assets." Under each Interim Sub-Advisory Agreement, the rate of compensation to be paid by the Adviser to the sub-adviser is also equal to the annual rate of 0.40% of the Fund's "Managed Assets." Under each New Sub-Advisory Agreement, the rate of compensation to be paid by the Adviser to the sub-adviser has been increased to 0.45% of the Fund's "Managed Assets." This increase in fees will be borne entirely by the Adviser out of the investment advisory fee paid to the Adviser by the Fund. The investment advisory fee rate paid to the Adviser by each Fund will not change. Although there are some wording differences between the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, the term "Managed Assets" generally means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund); the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability for purposes of determining "Managed Assets."

Set forth below for each Fund are, for the Fund's past fiscal year: (1) the aggregate amount of the fees paid to the Prior Sub-Adviser under the Prior Sub-Advisory Agreement (the "Prior Actual Amount"); (2) the amount that the Prior Sub-Adviser would have received if the proposed fees under the corresponding New Sub-Advisory Agreement had been in place during the same period (the "Prior Hypothetical Amount"); and (3) the fee increase (expressed as a percentage of the Prior Actual Amount, determined by dividing (a) the difference between the Prior Hypothetical Amount and the Prior Actual Amount by
(b) the Prior Actual Amount):

-------------------------------- ------------------------------ ------------------------------------ ---------------------------
                                  PRIOR ACTUAL AMOUNT PAID BY                                         INCREASE AS A PERCENTAGE
             FUND                           ADVISER                  PRIOR HYPOTHETICAL AMOUNT         OF PRIOR ACTUAL AMOUNT
-------------------------------- ------------------------------ ------------------------------------ ---------------------------
High Income Fund                            $557,598                           $627,298                        12.50%
-------------------------------- ------------------------------ ------------------------------------ ---------------------------
High Income Fund II                         $633,470                           $712,654                        12.50%
-------------------------------- ------------------------------ ------------------------------------ ---------------------------
High Income Fund III                        $274,249                           $308,530                        12.50%
-------------------------------- ------------------------------ ------------------------------------ ---------------------------

In addition, under each Prior Sub-Advisory Agreement, the sub-adviser agreed to pay the Adviser one-half of certain organizational costs and offering costs; however, given that these costs have been fully paid, the corresponding New Sub-Advisory Agreement does not contain a similar provision.

During their respective past fiscal years, the Funds did not make any payments to HBAM, Valhalla or their respective affiliates. In addition, during their respective past fiscal years, the Funds did not pay any brokerage commissions to any affiliates of HBAM or Valhalla.

Under each Interim Sub-Advisory Agreement, for services provided and expenses assumed, the Adviser is obligated to pay HBAM a fee equal to an annual rate of 0.40% of the Fund's "Managed Assets." As of August 1, 2009, the Adviser had paid the following amounts to HBAM under the applicable Interim Sub-Advisory
Agreement:

--------------------------------- ----------------------------------------------
                                        AMOUNT PAID TO HBAM BY ADVISER UNDER
                                           INTERIM SUB-ADVISORY AGREEMENT
             FUND                                 AS OF AUGUST 1, 2009
--------------------------------- ----------------------------------------------
High Income Fund                             $
--------------------------------- ----------------------------------------------
High Income Fund II                          $
--------------------------------- ----------------------------------------------
High Income Fund III                         $
--------------------------------- ----------------------------------------------

Payment of Expenses. Under each Prior Sub-Advisory Agreement, the sub-adviser agreed to pay all expenses incurred by it in connection with its activities under such Agreement other than the "cost of securities and other assets (including brokerage commissions, if any)" purchased for the applicable Fund. The New Sub-Advisory Agreements state that the sub-adviser will pay all expenses incurred by it in connection with its activities under the respective Agreement other than the "cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any)" purchased for the Fund. Each New Sub-Advisory Agreement also provides that the sub-adviser is not responsible for payment of any taxes due on capital or income held or collected for the applicable Fund.

Limitation of Liability; Indemnification. As was the case under the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that the sub-adviser will not be liable for, and the applicable Fund and the Adviser will not take any action against the sub-adviser to hold the sub-adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the performance of the sub-adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

In addition, a provision regarding indemnification of the sub-adviser that was not included in the Prior Sub-Advisory Agreements has been included in each New Sub-Advisory Agreement. It states generally that the Fund will indemnify and hold harmless the sub-adviser, its affiliates and their directors, officers, employees, agents and any person controlled by or controlling the sub-adviser from and against, any and all losses, claims, damages, liabilities or litigation (including reasonable attorney's fees and expenses) (collectively, "Losses") incurred by the sub-adviser directly relating to the actions of any previous sub-adviser of the Fund, including any claims by third parties (including, but not limited to, any claims made or actions brought by any administrative or regulatory authority) relating to, arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009; however, this indemnification arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 will not apply in the event such Losses are finally judicially determined to have resulted from the willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its duties under the New Sub-Advisory Agreement, or by reason of the sub-adviser's reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

Continuance. Each Prior Sub-Advisory Agreement provided that it would be in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and rules and regulations thereunder. If the shareholders of a Fund approve the applicable New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire no later than two years after the date shareholders approve the New Sub-Advisory Agreement, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and rules and regulations thereunder.

Termination. As was the case under the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement provides for termination (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder), (2) at any time without the payment of any penalty by the Adviser or the sub-adviser upon 60 days' written notice to the other parties, and (3) by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and rules and regulations thereunder) upon 60 days' written notice to the sub-adviser without the payment of any penalty. In addition, each Prior Sub-Advisory Agreement was, and each New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and rules and regulations thereunder) in the event that it is established by a court of competent jurisdiction that the sub-adviser or any officer or director of the sub-adviser has taken any action that results in a breach of the material covenants of the sub-adviser set forth in the Agreement.

Certain Other Additional Provisions Included in New Sub-Advisory Agreements. In addition to various miscellaneous updates and revisions, the New Sub-Advisory Agreements contain certain provisions that were not included in the Prior Sub-Advisory Agreements, including:

       o a provision regarding maintenance by the applicable Fund's custodian (or by a central depository selected by the custodian) of the assets subject to the New Sub-Advisory Agreement;

       o certain representations and warranties made by the applicable Fund, the Adviser and the sub-adviser; and
       o a provision regarding compliance with Rule 38a-1 under the 1940 Act (which relates to investment companies' compliance procedures and practices) and related certifications.

INTERIM SUB-ADVISORY AGREEMENTS

The Interim Sub-Advisory Agreements are very similar to the respective New Sub-Advisory Agreements. The differences include: (1) different fee rates as noted above; (2) different dates and differences in wording to cross-reference applicable dates; (3) a reference to Rule 15a-4 (described above) included in the Interim Sub-Advisory Agreements; and (4) different term and termination provisions.

BOARD CONSIDERATIONS

The Board of Trustees of each Fund, including a majority of the Independent Trustees, approved the respective Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (collectively, the "Agreements") among such Fund, the Adviser and HBAM at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of each Fund.

On May 1, 2009, Valhalla notified the Funds and the Adviser of its resignation as sub-adviser to each Fund, effective June 30, 2009 (the "Resignation"). The Adviser immediately notified the Board and thereafter conducted a review of potential sub-advisers to replace Valhalla. The Board considered that pursuant to the 1940 Act, any sub-advisory agreement with a replacement sub-adviser would require shareholder approval prior to such sub-adviser assuming its duties. In light of the short amount of time available to the Funds and the Adviser to find a suitable replacement for Valhalla and to obtain shareholder approval of a new sub-advisory agreement, the Adviser proposed and the Board approved the termination of the Prior Sub-Advisory Agreements for each Fund at the Board Meeting. The termination of the Prior Sub-Advisory Agreements allowed each Fund to rely on Rule 15a-4 under the 1940 Act to enter into an interim sub-advisory agreement with a successor sub-adviser without first obtaining shareholder approval during the period while shareholder approval of a new sub-advisory agreement was sought.

Between the time the Funds and the Adviser received notice of the Resignation and the Board Meeting, the Adviser reviewed potential sub-advisers for consideration as the successor sub-adviser and determined to recommend that HBAM serve as the new sub-adviser for the Funds. Prior to the Board Meeting, HBAM provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the Board Meeting, representatives from HBAM, including the prospective portfolio managers for the Funds, made a presentation to the Board and responded to questions. In their presentation, the HBAM representatives reviewed the process they followed in transitioning as investment adviser to another group of similar closed-end funds, and discussed the changes they proposed for the Funds' investment policies and to the Funds' portfolios. The Board then discussed the presentation and the materials provided. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by HBAM and the Adviser. Based on their consideration of all the information received, the Trustees appointed HBAM as the interim sub-adviser to each Fund, pursuant to the Interim Sub-Advisory Agreements, effective June 29, 2009. Also at the Board

Meeting, the Board approved the New Sub-Advisory Agreements and determined to recommend them to shareholders of each Fund for their approval.

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from HBAM responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by HBAM, including the relevant personnel responsible for these services and their experience; the proposed sub-advisory fee for each Fund as compared to fees charged to other clients of HBAM; the potential for economies of scale, if any; financial data on HBAM; any fall-out benefits to HBAM; and information on HBAM's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Funds, the Adviser and HBAM are reasonable business arrangements from the Funds' perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by HBAM under the Agreements. The Board considered HBAM's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of each Fund. The Board reviewed performance information provided by HBAM for a composite of high yield accounts managed by HBAM. The Board also discussed with the prospective portfolio managers the approach they planned to take in transitioning the Funds' portfolios. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by HBAM under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements. The Board noted that, as required by Rule 15a-4, the sub-advisory fee under each Interim Sub-Advisory Agreement would be the same as the fee paid under the Prior Sub-Advisory Agreements. However, the Board considered that the sub-advisory fee proposed under each New Sub-Advisory Agreement (the "New Sub-Advisory Fee") would be five basis points higher than the fee paid under the Prior Sub-Advisory Agreements. The Board considered that the New Sub-Advisory Fee was negotiated at arm's length between the Adviser and HBAM, an unaffiliated third party, and noted that the fees to be paid to HBAM would be paid by the Adviser from its advisory fee. The Board also considered the advisory fees charged by HBAM to other exchange-traded closed-end funds managed by HBAM with similar investment objectives as the Funds. The Board noted that the advisory fees charged by HBAM to these comparable funds were higher than the New Sub-Advisory Fee. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by HBAM under the Agreements.

The Board considered the information provided by HBAM on the estimated profitability of the New Sub-Advisory Agreements to HBAM, noting that the estimated profitability did not seem unreasonable in light of the nature, quality and extent of services expected to be provided by HBAM under the New Sub-Advisory Agreements. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board noted that HBAM currently does not intend to utilize soft dollars in connection with its management of the Funds' portfolios, and did not anticipate any fall-out benefits from its relationship with the Funds. The Adviser stated that there may be additional opportunities for the Adviser to work with HBAM going forward.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To become effective for a Fund, the applicable New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1. If you need any assistance, or have any questions regarding Proposal 1 or how to vote your Shares, call your Fund's proxy solicitor, The Altman Group, Inc., at (866) 530-8634 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

         PROPOSAL 2: APPROVAL OF CHANGE IN INDUSTRY CONCENTRATION POLICY

Certain investment restrictions of the Funds are matters of fundamental policy and may not be changed with respect to a Fund without the approval of that Fund's shareholders. In addition, under the 1940 Act, all funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. The staff of the SEC has taken the position that the investment of 25% or more of a fund's assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. Regarding concentration, the Funds' current investment policies and/or restrictions, as applicable (for each Fund, its "Current Concentration Policy") provide as follows:

--------------------------------------------------------------------------------
                          Current Concentration Policy
--------------------------------------------------------------------------------
Under normal market conditions, the Fund will invest at least 25% of its total assets in residential mortgage-backed securities.

The Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to residential mortgage-backed securities or obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.
--------------------------------------------------------------------------------

In general, residential mortgage-backed securities ("RMBS") represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. The types of obligations underlying RMBS may include residential mortgage loans secured by liens on single-family and multi-family residential properties. RMBS include single- and multi-class pass-through securities and collateralized mortgage obligations. They may be issued by various entities including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities.


The Current Concentration Policy may not be changed without shareholder approval. Based on a recommendation from the Adviser and HBAM that eliminating the Current Concentration Policy would provide additional flexibility and facilitate additional diversification of portfolio holdings, which may mitigate certain investment risks, the Board of each Fund is recommending that shareholders approve the elimination of the Current Concentration Policy and the adoption of a new concentration policy as follows (the "Proposed Concentration Policy"):

--------------------------------------------------------------------------------
                          Proposed Concentration Policy
--------------------------------------------------------------------------------
The Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.
--------------------------------------------------------------------------------

Shareholder approval of the Proposed Concentration Policy would eliminate the requirement that a Fund under normal market conditions invest at least 25% of its total assets in RMBS, and the Fund would, instead, be non-concentrated. If shareholders of a Fund approve the Proposed Concentration Policy, the Fund will seek, to the extent necessary, to reduce its RMBS holdings within a reasonable timeframe.

Eliminating the Current Concentration Policy and replacing it with the Proposed Concentration Policy may benefit the Funds by increasing investment flexibility and portfolio diversification and mitigating the risks associated with concentration. By eliminating the requirement that a Fund invest at least 25% of its total assets in RMBS and requiring instead that the Fund be non-concentrated, the Proposed Concentration Policy mitigates both the risk of concentration generally and, specifically, the risk of concentration in RMBS. With respect to concentration generally, a fund that is concentrated in a single industry or sector may be subject to greater risks of loss than a fund that is broadly diversified over several industries or sectors. With respect to concentration in RMBS specifically, since mid-2007, severe disruptions in the residential mortgage market in the United States, including delinquencies and defaults, have caused financial difficulties for certain loan originators and sub-prime lenders and have affected related aspects of the capital markets.

   Possible Risks and Disadvantages of
        Eliminating the Current Concentration Policy.

Eliminating the Current Concentration Policy may, for some investors, take away their ability to invest in their Fund as a means of diversifying into residential real estate. However, the Boards, the Adviser and HBAM do not view eliminating the Current Concentration Policy as increasing risk, but rather believe that eliminating the policy may mitigate certain risks.

   Board Recommendation.

The Board of each Fund recommends that shareholders vote to approve the Proposed Concentration Policy. If sufficient votes are not obtained to approve Proposal 2, the Board of the applicable Fund or Funds will consider what (if any) further action to take.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

The vote of a majority of the outstanding voting securities of a Fund will be required for the approval of the change in the Fund's concentration policy. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund. For purposes of determining the approval of the change in concentration policy, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2. If you need any assistance, or have any questions regarding Proposal 2 or how to vote your shares, call your Fund's proxy solicitor, The Altman Group, Inc., at (866) 530-8634 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISER

First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund's investment adviser.

INFORMATION ABOUT THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

PNC acts as the administrator, accounting agent and transfer agent to each Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

BENEFICIAL OWNERSHIP

As of June 30, 2009, the Independent Trustees of the Funds and James A. Bowen, a Trustee and an "interested person" (as defined in the 1940 Act) of each Fund (the "Interested Trustee"), beneficially owned the following numbers of Shares of the Funds:

------------------------------- -------------------------- ------------------------------ --------------------------------
TRUSTEE                         HIGH INCOME FUND           HIGH INCOME FUND II            HIGH INCOME FUND III
------------------------------- -------------------------- ------------------------------ --------------------------------
INTERESTED TRUSTEE
------------------------------- -------------------------- ------------------------------ --------------------------------
James A. Bowen                            1,000                        3,750                             0
------------------------------- -------------------------- ------------------------------ --------------------------------
INDEPENDENT TRUSTEES
------------------------------- -------------------------- ------------------------------ --------------------------------
Richard E. Erickson                         0                            0                               0
------------------------------- -------------------------- ------------------------------ --------------------------------
Thomas R. Kadlec                            0                            0                               0
------------------------------- -------------------------- ------------------------------ --------------------------------
Robert F. Keith                             0                            0                               0
------------------------------- -------------------------- ------------------------------ --------------------------------
Niel B. Nielson                            480                          469                              0
------------------------------- -------------------------- ------------------------------ --------------------------------

As of June 30, 2009, each Trustee beneficially owned less than 1% of the Shares outstanding of each Fund.

As of June 30, 2009, the Trustees and officers as a group beneficially owned the following number of outstanding Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

------------------------------- --------------------------- ----------------------------- -----------------------------
FUND                            HIGH INCOME FUND            HIGH INCOME FUND II           HIGH INCOME FUND III
------------------------------- --------------------------- ----------------------------- -----------------------------
Number of Shares Beneficially
Owned by Trustees and                     1,480                        4,219                           0
Officers as a Group
------------------------------- --------------------------- ----------------------------- -----------------------------

To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of any class of any Fund's outstanding Shares, except as noted in the following table. Information as to beneficial ownership of Shares is based on reports from the Funds' transfer agent as of the Record Date. No Fund has any knowledge of the identity of the ultimate beneficiaries of the respective Shares listed below.

-------------------------------------------- ----------------------------------------- -------------------------------
                                                       SHARES BENEFICIALLY                  % OUTSTANDING SHARES
   NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNED                          BENEFICIALLY OWNED
-------------------------------------------- ----------------------------------------- -------------------------------
High Income Fund
-------------------------------------------- ----------------------------------------- -------------------------------

-------------------------------------------- ----------------------------------------- -------------------------------
High Income Fund II
-------------------------------------------- ----------------------------------------- -------------------------------

-------------------------------------------- ----------------------------------------- -------------------------------
High Income Fund III
-------------------------------------------- ----------------------------------------- -------------------------------

-------------------------------------------- ----------------------------------------- -------------------------------

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meetings of Shareholders of the High Income Fund and the High Income Fund II to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the office of the applicable Fund not later than November 20, 2009. To be considered for presentation at the Annual Meeting of Shareholders of the High Income Fund III to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the office of such Fund not later than January 4, 2010. Shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act should be sent to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Under each Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in each Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed to and received at the principal executive offices of the Fund not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Shareholder Notices should be sent to a Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention: W. Scott Jardine, Secretary.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary,
W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chairman of the Nominating and Governance Committee of the applicable Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

The fiscal year end for the High Income Fund and the High Income Fund II is October 31. The fiscal year end for the High Income Fund III is January 31.

DELIVERY OF CERTAIN DOCUMENTS

Annual reports will be sent to shareholders of record of each Fund. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund.

August _____, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of ________, 2009 by and among First Trust Strategic High Income Fund [II] [III], a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Hyperion Brookfield Asset Management, Inc., a Delaware corporation and a registered investment adviser with the SEC (the "Sub-Adviser").

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 (File No. 333-________) as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments (provided that except for the compliance responsibilities of the Sub-Adviser with respect to the portfolio services described in the first sentence of this Section 2, the Manager shall remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information), (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the

Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio securities held by the Fund as requested by the Manager or the Fund; provided that prices derived from third parties are the responsibility of such third parties and do not reflect the professional opinion of the Sub-Adviser, and information provided by the Sub-Adviser that may be used to determine "fair value" prices are solely the reflection of the Sub-Adviser's professional opinion and the Fund and the Manager are free to accept or reject this information; the Sub-Adviser is not solely responsible for the pricing of the Fund's securities. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the

Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

Unless the Fund's Board of Trustees determines otherwise, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of any of the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

        (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

        (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

        (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

        (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any) purchased for the Fund. Moreover, the Sub-Adviser shall not be responsible for payment of any taxes due on capital or income held or collected for the Fund.

4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.45% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6. Custodian. The assets subject to this Agreement shall be held by the Custodian of the Fund ("Custodian") or by a central depository selected by the Custodian. In no event shall the Sub-Adviser have the power or authority to take custody or possession of any assets of the Fund. The Sub-Adviser is authorized to give instructions to the current or any successor Custodian with respect to all investment decisions regarding such assets. The Sub-Adviser will promptly notify the Custodian of all securities transactions for the Fund and will cooperate with the Custodian in supplying all reasonable information required by the Custodian. All transactions will be consummated by payment or delivery to the Custodian of all cash or securities due to or from the Fund. In the event that any cash or securities are delivered to the Sub-Adviser, the Sub-Adviser will promptly deliver the same over to the Custodian. The Sub-Adviser will instruct all brokers executing orders on behalf of the Fund to forward to the Custodian copies of all brokerage confirmations promptly after execution of each transaction. The Fund will not change the Custodian without giving the Sub-Adviser reasonable prior notice of its intention to do so together with the name of, and other relevant information with respect to, the new Custodian.

7. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies as set forth in the Sub-Adviser's Form ADV, Part II. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

8. Representations and Warranties.

   (i) Each of the Fund, the Manager and the Sub-Adviser represent and warrant with respect to itself as follows:

        (a) This Agreement has been duly authorized, executed and delivered by such party and constitutes its valid and binding obligation, enforceable in accordance with its terms;

        (b) No governmental authorizations, approvals or consents are required in connection with the execution, delivery or performance of this Agreement by such party;

        (c) To the best of such party's knowledge, there is neither pending nor threatened in writing any action, suit, proceeding or investigation before or by any court or governmental, regulatory, self-regulatory, arbitration or exchange body related to the Fund to which the Manager, the Sub-Adviser and/or the Fund is a party or to which any of its assets are subject, other than what has been previously disclosed to the other parties to this Agreement at the time of the execution and delivery of this Agreement; and

        (d) The foregoing representations and warranties (other than the representation and warranty in clause (b) above) shall be continuing, and if any of them shall cease to be true and accurate in any material respect, such party shall immediately give notice of such to the other parties to this Agreement.

   (ii) Each of the Manager and the Sub-Adviser represents and warrants to each other that such party is registered with the SEC under the U.S. Investment Advisers Act of 1940, as amended, as an "investment adviser".

9. Limitation of Liability; Indemnification. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Fund will indemnify and hold harmless the Sub-Adviser, its affiliates and their directors, officers, employees, agents and any person controlled by or controlling the Sub-Adviser from and against, any and all losses, claims, damages, liabilities or litigation (including reasonable attorney's fees and expenses) (collectively, "Losses") incurred by the Sub-Adviser directly relating to the actions of any previous sub-adviser of the Fund, including any claims by third parties (including, but not limited to, any claims made or actions brought by any administrative or regulatory authority) relating to, arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 (provided that such indemnification arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 shall not apply in the event that such Losses are finally judicially determined to have resulted from the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement). The Sub-Adviser shall give the Fund prompt notice of any claim asserted or threatened against the Sub-Adviser with respect to which the Sub-Adviser intends to seek indemnification from the Fund as herein provided. The Fund shall be entitled to participate at its own expense in the defense of such action. In addition, if the Fund notifies the Sub-Adviser in writing within a reasonable time after the Fund receives such notice, the Fund may assume the defense of such action with counsel chosen by the Fund which counsel is reasonably acceptable to the Sub-Adviser. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Fund may have under federal securities laws.

10. Term; Termination. This Agreement shall become effective on [______________] (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until [_________] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations promulgated thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

11. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

12. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate in writing for receipt of such notice.


   If to the Manager or the Fund:

First Trust Strategic High Income Fund [II] [III]
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, Illinois  60187
Attention:  Secretary

   If to the Sub-Adviser:

Hyperion Brookfield Asset Management, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010
Attention:  General Counsel


13. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein, a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois, without regard to its conflict of laws principles.

16. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

17. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform its obligations under this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

19. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser each have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.               HYPERION BROOKFIELD ASSET
                                        MANAGEMENT, INC.

By___________________________________   By___________________________________
   Title:____________________________     Title:_____________________________


FIRST TRUST STRATEGIC HIGH INCOME FUND [II] [III]

By___________________________________
   Title:____________________________

PRELIMINARY PROXY CARD


First Trust Strategic High Income Fund [II] [III]

SPECIAL MEETING PROXY CARD

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.


1. Proposal 1 -- The Board of Trustees recommends a vote FOR the Proposal to approve a new investment sub-advisory agreement with Hyperion Brookfield Asset Management, Inc. for your Fund.

                                                    For     Against   Abstain
Approval of New Investment Sub-Advisory Agreement   [ ]     [ ]       [ ]


2. Proposal 2 -- The Board of Trustees recommends a vote FOR the Proposal to approve a change in your Fund's industry concentration policy so that it will no longer concentrate in residential mortgage-backed securities.

                                                    For     Against   Abstain
Approval of change in concentration policy          [ ]     [ ]       [ ]


Non-Voting Items
Change of Address -- Please print new address below.



Comments -- Please print your comments below.



MEETING ATTENDANCE
Mark the box to the right
if you plan to attend the Meeting.   [ ]

Authorized Signature(s) -- This section must be completed for your vote to be counted. -- Date and Sign Below


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

____/____/______


Signature 1 -- Please keep signature within the box.

---------------------------------------------------

---------------------------------------------------


Signature 2 -- Please keep signature with the box.

---------------------------------------------------

---------------------------------------------------



            PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.


PROXY - First Trust Strategic High Income Fund [II] [III]

PROXY SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING ON [             , 2009]

The undersigned holder of Common Shares of the First Trust Strategic High Income Fund [II] [III] (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at [ ] Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement dated [ , 2009], and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.